EXHIBIT 10.114(b)


                                 PROMISSORY NOTE


$500,000                                                       FEBRUARY 13, 2004


For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Now Solutions, LLC ("Promissor"), promises to pay to the order of Robert Farias ("Promissee"), in lawful money of the United States of America the principal amount of Five hundred thousand Dollars and No Cents ($500,000 U.S.), together with interest on the amount of such principal outstanding from time to time at the rate of ten (10%) per annum, calculated on the basis of a three hundred sixty (360) day year containing twelve (12) months of thirty (30) days each (the "Basic Interest Rate"), at the times and in the manner provided herein. "Loan Documents" shall include any related agreements referencing this promissory note (the "Note").

1. Payment of Principal and Interest; Security Interest. (a) The note shall be payable as follows: (i) Promissor shall make monthly interest payments for all interest accrued in the previous month on the 1st day of each month beginning April 1, 2004 and (ii) beginning on October 1st, 2004 and continuing on the 1st day of every month thereafter, Promissor shall make monthly principal payments of $91,500 until the principal has been paid in full.

         (b) The security interest in the Note shall be in all tangible and intangible assets of Promissor, its successors and assigns. The security interest in the Note shall be junior to (i) Promissor' present indebtedness to WAMCO 31, Ltd ("WAMCO"), an assignee of Coast Business Credit or its successors and (ii) Promissor's indebtedness to Arglen Acquisitions, LLC, pursuant to the settlement agreement, dated December 4, 2003 (as amended). Promissee agrees that WAMCO will have the right to require, as a condition to its consent to any security interests provided to Promissee herein, that Promissee, as holder of the additional security interest or lien sign an intercreditor agreement on WAMCO's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of WAMCO. Promissee agrees to execute any documentation reasonably required by Promissor to ensure that Promissee' interest is subordinate to WAMCO and/or Arglen's interest, as the case may be.

2. Interest Rate Upon Default. Should Promissor fail to pay any amount owing hereunder as and when due, whether the same is due regularly as scheduled or by reason of acceleration following default or otherwise, then interest shall accrue on the past due amount at the Basic Interest Rate.

3 Default; Remedies. Each of the following occurrences and conditions shall constitute an Event of Default upon written notice by Promissee to Promissor:
(a) failure by Promissor to pay within five (5) business days of the date when due any money, whether principal, interest, or otherwise, under this Note; or
(b) failure of Promissor to perform any obligation other than an obligation to pay money, as and when performance of such obligation is due under this Note or Loan Documents which failure continues for fifteen (15) days after notice thereof from Promissee to Promissor;


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Notwithstanding  anything to the contrary herein or any Loan Document, if at any time following the occurrence of any Event of Default, or following the occurrence of any event as a consequence of which the obligations evidenced hereby may be accelerated, then at the election of Promissee and providing that Promissor has not cured the Event of Default within seven (7) business days after written notice from Promissee, the entire amount of principal then outstanding under this Note and all interest, fees, charges, and other amounts owing and then unpaid hereunder shall become immediately due and payable, and Promissee may exercise any and all rights that it may have under the Loan Documents, at law, in equity, and otherwise.

4. Attorneys' Fees. Promissor shall pay to Promissee upon demand all costs and expenses incurred by Promissee in connection with determination, protection, or enforcement of any and all of Promissee's rights hereunder or under any of the Loan Documents.

5. Waiver of Notice. Promissor and each endorser, guarantor and surety of this Note hereby waive diligence, demand, presentment for payment, notice of discharge, notice of nonpayment, protest and notice of protest, and specifically consent to and waive notice of any renewals or extensions of this Note, whether made to or in favor of Promissor or any other person or persons.

6. Notices. All notices required hereunder or pertaining hereto shall be in writing and shall be deemed delivered and effective upon the earlier of (i) actual receipt, or (ii) the date of delivery or refusal of the addressee to accept delivery if such notice is sent by express courier service or United States mail, postage prepaid, certified or registered, return receipt requested, in either case to the applicable address as follows:

To Promissee: Mr. Robert Farias                     To Promissor: Richard Wade
              3436 Verdugo Road, Ste. 250           NOW Solutions, LLC
              Glendale, CA 91208                    Chase Texas Tower
                                                    201 Main Street, Suite 1455
                                                    Fort Worth, TX  76102

Notwithstanding the foregoing, any notice under or pertaining to the Loan Documents or the obligations secured thereby given and effective in accordance with applicable law shall be effective for purposes hereof. Either party may change the address at which it is to receive notices hereunder to another business address within the United States (but not a post office box or similar mail receptacle) by giving notice of such change of address in accordance herewith.

7. Exercise of Rights. No single or partial exercise of any of Promissee's rights or powers under this Note or any of the other Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right or power. Each and all rights and remedies of Promissee hereunder and under the Loan Documents are cumulative and in addition to each and all other such rights and remedies. No exercise of any right or remedy shall preclude exercise of any other right or remedy.

8. No Waiver. No failure of Promissee to insist upon strict performance of any obligation of Promissor or to exercise any right or remedy hereunder or under the Loan Documents, whether before or after any default, shall constitute or


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give rise to a waiver thereof,  and no waiver of any default shall  constitute a waiver of any future default or of any other default.

9. Assignment; Successors and Assigns. Promissee may assign or otherwise transfer all or any part of its interest herein. Promptly following written notice of such assignment or other transfer, duly executed by Promissee, Promissor shall render full and complete performance hereunder as and when due to the transferee so designated by Promissee. Promissor shall not assign or transfer all or any of its interests or obligations hereunder, and any attempted or purported assignment or transfer by Promissor shall be void and of no force or effect. Subject to the foregoing, the terms of this Note shall apply to, be binding upon, and inure to the benefit of all parties hereto and their successors and assigns.

10. Modification. This Note shall not be modified, amended, or terminated, except by written agreement duly executed and delivered by both Promissee and Promissor.

11. Conflicts. In the event of any conflict between any provision of this Note or the Loan Documents, which conflict cannot reasonably be resolved in such a way as to give effect to all provisions herein and therein contained, this Note shall govern.

12. Severability. If any provision of this Note or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

13. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Texas and subject to the jurisdiction and venue of the state and federal courts of Fort Worth, Texas.

         IN WITNESS WHEREOF, Promissor has executed and delivered this Note as of the date first written above.


                                            NOW SOLUTIONS, LLC

                                       By
                                         --------------------------------------
                                         Richard Wade
                                         Chairman, Now Solutions, LLC



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